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                                                                    EXHIBIT 99.1

                      NOT TO BE USED BY BENEFICIAL OWNERS
                      SEE PROSPECTUS, QUESTIONS 5, 6 AND 8

                                                          AUTHORIZATION FORM FOR
                                                             REDWOOD TRUST, INC.
                                                       DIVIDEND REINVESTMENT AND
                                                             STOCK PURCHASE PLAN
                                                             -------------------
                                           THIS FORM, WHEN COMPLETED AND SIGNED,
                                                            SHOULD BE MAILED TO:
                                                               MELLON BANK, N.A.
                                            C/O CHASEMELLON SHAREHOLDER SERVICES
                                             P.O. BOX 750, PITTSBURGH, PA  15230

IS THIS ACCOUNT FOR AN EXISTING SHAREHOLDER?  YES [ ]  NO [ ]
--------------------------------------------

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1.   ACCOUNT REGISTRATION   Complete only ONE section:  Print clearly in
     CAPITAL LETTERS.

     [ ] INDIVIDUAL OR JOINT ACCOUNT

         OWNER'S NAME:
         ------------

         _____________________________________________________


         OWNER'S SOCIAL SECURITY NO.                       OWNER'S DATE OF BIRTH
         ---------------------------                       ---------------------
         (used for tax reporting)                          Month    Day   Year

         [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]                     [ ][ ]/[ ][ ]/[ ][ ]

         JOINT OWNER'S NAME:
         ------------------

         _____________________________________________________


         JOINT OWNER'S SOCIAL SECURITY NO.        The account will be registered
         ---------------------------------        "Joint Tenants with Rights of
         (USED FOR TAX REPORTING)                 Survivorship" unless you check
         [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]            a box below:

                                                  [ ] Tenants in common
                                                  [ ] Tenants by entirety
                                                  [ ] Community property

     [ ] GIFT TRANSFER TO A MINOR (UGMA/UTMA)

         CUSTODIAN'S NAME:

         _____________________________________________________


         MINOR'S NAME:

         _____________________________________________________


         MINOR'S SOCIAL SECURITY NO.       MINOR'S DATE OF BIRTH
         ---------------------------       ---------------------         DONOR'S
                   (REQUIRED)              Month   Day    Year            STATE
                                                                          -----
         [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]     [ ][ ]/[ ][ ]/[ ][ ]           [ ][ ]
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[ ] TRUST   (PLEASE CHECK ONLY ONE OF THE TRUSTEE TYPES)   [ ] PERSON AS TRUSTEE
[ ] ORGANIZATION AS TRUSTEE

         TRUSTEE:  INDIVIDUAL OR ORGANIZATION NAME:
         -----------------------------------------

         ____________________________________________________________

         AND CO-TRUSTEE'S NAME, IF APPLICABLE:
         ------------------------------------

         ____________________________________________________________

         NAME OF TRUST:
         -------------

         ____________________________________________________________

         FOR THE BENEFIT OF:
         ------------------

         ____________________________________________________________


         TRUST TAXPAYER I.D. NO.:            DATE OF TRUST               DONOR'S
         ------------------------            -------------               -------
                                             Month   Day    Year          STATE
                                                                          -----
         [ ][ ]-[ ][ ][ ][ ][ ][ ][ ]        [ ][ ]/[ ][ ]/[ ][ ]        [ ][ ]

[ ] ORGANIZATION OR BUSINESS ENTITY CHECK ONE: [ ] CORPORATION   [ ] PARTNERSHIP
[ ] OTHER

         NAME OF ENTITY:
         --------------

         ____________________________________________________________

         TRUST TAXPAYER I.D. NO.:
         -----------------------
         [ ][ ]-[ ][ ][ ][ ][ ][ ][ ]

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2.  ADDRESS

         MAILING ADDRESS (INCLUDING APARTMENT OR BOX NUMBER)

         _______________________________________________________________

         _______________________________________________________________
         CITY                     STATE                     ZIP

         HOME PHONE                 WORK PHONE
         (__ __ __) _____-______    (__ __ __) _____-______

         FOR MAILING ADDRESS OUTSIDE THE UNITED STATES:

         -----------------------------------------------------------------------
         COUNTY OF RESIDENCE         PROVINCE             ROUTING OR POSTAL CODE

         I hereby appoint Mellon Bank, N.A. (the "Plan Administrator"), or its successor as appointed by Redwood Trust, Inc. (the "Company"), as my agent, subject to the terms and conditions of the Company's Dividend Reinvestment and Stock Purchase Plan (the "Plan"). I wish to participate in the Plan as directed below.
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3.  CASH PURCHASE (Make checks payable to Mellon Bank, N.A.)

     [ ] As a CURRENT registered shareholder I wish to make an optional cash payment. Enclosed is my check or money order for $________. (Minimum $500 with the maximum not to exceed $5,000 per month, except by seeking the Company's permission for a higher investment through the separate submission of the Request for Waiver Form.)

     [ ] As a NEW Investor I wish to enroll in the Plan by making an initial cash purchase. Enclosed is my check or money order for $________. (Initial investment must be at least $500 not to exceed $5,000, except by seeking the Company's permission for a higher investment through the separate submission of the Request for Waiver Form.) AS A NEW INVESTOR YOU MUST ALSO COMPLETE SECTIONS 1, 2, 4 & 6.

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4.   INVESTMENT OPTIONS

     Please enroll my shares in The Plan as indicated below.

     [ ] FULL DIVIDEND REINVESTMENT --
             Please apply dividends on all shares of the Company's Stock registered in my name, held in my Plan account, or acquired with optional cash payments (except as otherwise designated in (3) below), to the purchase of additional shares of the Company's common stock.

     [ ] PARTIAL DIVIDEND REINVESTMENT --
             Please apply the dividends on ______ shares of the Company's Stock registered in my name, held in my Plan account, or acquired with optional cash payments (except as otherwise designated in (3) below), to the purchase of additional shares of the Company's common stock.

     [ ] OPTIONAL CASH PAYMENTS --
             Please enroll me in a Stock Purchase program account. Dividends on the Company's Stock currently registered in my name will be paid directly to me (except as otherwise designated in (1) or (2) above), and dividends on Plan Shares acquired through optional cash payments will be:

             [ ]  paid directly to me.

             [ ]  enrolled in the Full Dividend Reinvestment program.

             [ ] enrolled in the Partial Dividend Reinvestment program in the amount of _______ shares.

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5.   SAFEKEEPING

     COMMON STOCK CERTIFICATES DEPOSITED FOR SAFEKEEPING IN YOUR ACCOUNT MUST BE IN THE SAME REGISTRATION AS YOUR PLAN ACCOUNT.

     [ ] Please accept the enclosed certificate(s) for safekeeping and dividend reinvestment. Enclosed are ________ share certificates. insert number

     THE ENCLOSED CERTIFICATES SHOULD BE SENT BY CERTIFIED OR REGISTERED MAIL
     ------------------------------------------------------------------------
     WITH RETURN RECEIPT REQUESTED.
     ------------------------------

     CERTIFICATE NUMBER                         NO. OF SHARES

     ---------------------------------------    -------------

     ---------------------------------------    -------------

     ---------------------------------------    -------------

     ---------------------------------------    -------------
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6.   ACCOUNT AUTHORIZATION SIGNATURE (required)

     [ ] REQUEST FOR TAXPAYER IDENTIFICATION
         NUMBER (SUBSTITUTE FORM W-9)

         I am a citizen or a resident alien. I certify, under penalties of perjury, that (1) the taxpayer identification number in Section 1 is correct (or I am waiting for a number to be issued to me) and (CROSS OUT THE FOLLOWING IF NOT TRUE) (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     [ ] CERTIFICATE OF FOREIGN STATUS (SUBSTITUTE FORM W-8)

         I am an exempt foreign citizen. I certify, under penalties of perjury, that for dividends, I am not a U.S. citizen or resident alien (or I am filing for a foreign corporation, partnership, estate, or trust) and I am an exempt foreign person. I have entered in Section 2 of this enrollment form the country where I reside permanently for income-tax purposes.

     [ ] FOR ORGANIZATIONS AND BUSINESS ENTITIES EXEMPT FROM BACKUP WITHHOLDING

         I qualify for exemption and my account will not be subject to tax reporting and backup withholding.

MY/OUR SIGNATURE(S) BELOW INDICATES I/WE HAVE READ THE COMPANY'S DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN AS SET FORTH IN THE ACCOMPANYING PROSPECTUS, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND I/WE AGREE TO THE TERMS THEREIN AND HEREIN.


_____________________________________________        ___________________________
SIGNATURE OF OWNER                                   DATE    (MONTH, DATE, YEAR)


_____________________________________________        ___________________________
SIGNATURE OF JOINT OWNER                             DATE    (MONTH, DATE, YEAR)